UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. Rule 14a-12

Grom Social Enterprises, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, FL 33431

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 27, 2023

February 24, 2023

You are cordially invited to attend the 2023 Special Meeting of Stockholders (the “Special Meeting”) of Grom Social Enterprises, Inc. (the “Company”) to be held on March 27, 2023 at 12:00 PM, Eastern time, online at http://www.virtualshareholdermeeting.com/GROM2023SM. The Special Meeting will be held in a virtual-only meeting format.

On January 25, 2023, the Company consummated a private investment in public equity financing (the “PIPE Offering”) pursuant to the terms of the Securities Purchase Agreement, dated January 25, 2023, as amended (the “Securities Purchase Agreement”), with the purchaser named therein (the “Purchaser”) and issued (i) 100,000 shares of common stock; (ii) 1,327,434 warrants (the “Purchase Warrants”) to purchase an aggregate of 2,323,010 shares of common stock; and (iii) 1,227,434 prefunded warrants (the “Pre-Funded Warrants,” and together with the Purchase Warrants, the “Warrants”) to purchase an aggregate of 1,227,434 shares of common stock. At the closing of the PIPE Offering (the “Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the transaction at this Special Meeting, the Purchaser consummated the purchase of the securities for an aggregate purchase price of approximately $3.0 million, before deducting fees and expenses.

In connection with the transaction described above, the Company is holding the Special Meeting for the following purposes, as more fully described in the accompanying proxy statement.

At the Special Meeting, stockholders will be invited to consider and vote upon the following matters:

1.	To approve the PIPE Offering, which would result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”); and

2.	To approve to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting of Stockholders.

Our board of directors (the “Board of Directors”) has fixed the close of business on February 14, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.

Your vote is very important to us. Whether or not you plan to attend the virtual Special Meeting, please ensure your shares are represented by voting promptly. For instructions on how to vote your shares, please refer to the instructions included with this proxy statement or on your proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Darren Marks
Darren Marks
Chairman and Chief Executive Officer

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, FL 33431

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to stockholders of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the 2023 Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on March 27, 2023, at 12:00 PM, Eastern Time, online at http://www.virtualshareholdermeeting.com/GROM2023SM. The Special Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors (the “Board of Directors”).

On January 25, 2023, the Company consummated a private investment in public equity financing (the “PIPE Offering”) pursuant to the terms of the Securities Purchase Agreement, dated January 25, 2023, as amended (the “Securities Purchase Agreement”), with the purchaser named therein (the “Purchaser”) and issued (i) 100,000 shares of common stock; (ii) 1,327,434 warrants (the “Purchase Warrants”) to purchase an aggregate of 2,323,010 shares of common stock; and (iii) 1,227,434 prefunded warrants (the “Pre-Funded Warrants,” and together with the Purchase Warrants, the “Warrants”) to purchase an aggregate of 1,227,434 shares of common stock. At the closing of the PIPE Offering (the “Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the transaction at this Special Meeting, the Purchaser consummated the purchase of the securities for an aggregate purchase price of approximately $3.0 million, before deducting fees and expenses.

At the Special Meeting, you will be asked to consider and vote on the following proposals: (1) to approve the PIPE Offering, which would result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”); and (2) to approve to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

This proxy statement summarizes the information you need to know in order to vote on the proposals to be considered at the Special Meeting in an informed manner.

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We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MARCH 27, 2023:

Our official Notice of Special Meeting of Stockholders and Proxy Statement

are available at:

www.proxyvote.com

The U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access our proxy statement and other soliciting materials on the Internet, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the Special Meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

What Are You Voting On?

You will be asked to vote on the following proposals at the Special Meeting:

1.	To approve the PIPE Offering, which would result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”); and

2.	To approve to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

Who Can Vote?

Only holders of record of shares of our common stock and series C 8% convertible preferred stock, with a par value of $0.001 per share (the “Series C Stock”), as of the close of business on the record date, February 14, 2023 (the “Record Date”), are entitled to receive notice of, and to vote at, the Special Meeting. Each share of common stock and Series C Stock entitles the holder thereof to one vote. Your shares may be voted at the Special Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

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Quorum

At the close of business on the Record Date, there were 5,744,409 shares of our common stock and 9,281,809 shares of Series C Stock outstanding and entitled to vote at the Special Meeting. The presence of a majority of the outstanding shares of our common stock and Series C Stock entitled to vote constitutes a quorum, which is required in order to hold and conduct business at the Special Meeting. Your shares are counted as present at the Special Meeting if you:

•	Are present in person at the virtual Special Meeting; or

•	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under the heading “Broker Non-Votes.”

Voting Your Shares

The Special Meeting will be held entirely online. You may vote in person by attending the virtual Special Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on March 26, 2023. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Special Meeting.

Voting at the Special Meeting

If you plan to attend the Special Meeting, you may vote during the virtual meeting. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the Special Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Special Meeting. Please see the important instructions and requirements below under the heading “Attendance at the Special Meeting.”

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Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Special Meeting. Stockholders of record may revoke a proxy prior to the Special Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Special Meeting and voting during the meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Appraisal Rights

Under Florida law, shareholders have no appraisal or dissenters’ rights in connection with the matters proposed to be acted upon herein and we will not independently provide our shareholders with any such right.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

•	FOR the Nasdaq Proposal; and

•	FOR the Adjournment Proposal.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Special Meeting and at any postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Special Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers do not have discretionary authority to vote on the Nasdaq Proposal and the Adjournment Proposal.

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Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Special Meeting:

Proposals		Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1.	Nasdaq Proposal	Majority of votes represented in person or by proxy and entitled to vote	None	None
2.	Adjournment Proposal	Majority of votes represented in person or by proxy and entitled to vote	None	None

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Special Meeting

You may attend the Special Meeting, as well as vote and submit questions during the Special Meeting, by visiting http://www.virtualshareholdermeeting.com/GROM2023SM. You will need your unique control number, which appears in the proxy card or voting instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

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PROPOSAL 1

NASDAQ PROPOSAL

On January 25, 2023, we consummated the PIPE Offering pursuant to the terms of the Securities Purchase Agreement and issued (i) 100,000 shares of common stock; (ii) 1,327,434 Purchase Warrants to purchase an aggregate of 2,323,010 shares of common stock; and (iii) 1,227,434 Pre-Funded Warrants to purchase an aggregate of 1,227,434 shares of common stock. The purchase price of each share of common stock and associated Purchase Warrant was $2.26. The purchase of each Pre-Funded Warrant and associated Purchase Warrant was $2.25. The aggregate gross proceeds of the PIPE Offering was approximately $3.0 million, before deducting fees to the placement agent and other expenses payable by us. EF Hutton, division of Benchmark Investments, LLC, acted as the exclusive placement agent in connection with the PIPE Offering.

In connection with the PIPE Offering, we entered into a waiver agreement (the “Waiver”) with L1 Capital Global Opportunities Master Fund (“L1”) waiving certain provisions of the Securities Purchase Agreement, dated as of September 14, 2021 (the “2021 SPA”) , by and between us and L1. Pursuant to the terms of the Waiver, L1 waived certain provisions of the 2021 SPA and in consideration thereof, we (i) issued 150,000 purchase warrants substantially similar to the Purchase Warrants issued in connection with the Securities Purchase Agreement; and (ii) paid a cash fee of $50,000 to L1.

The Purchase Warrants are immediately exercisable for $2.26 per share of common stock, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings, pro rata distributions and a Fundamental Transaction (as defined in the purchase warrant agreement (the “Purchase Warrant Agreement”)), until the fifth anniversary of the original issuance date (the “Expiration Date”). The Prefunded Warrants are immediately exercisable for $0.01 per share of common stock, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings, pro rata distributions and a Fundamental Transaction (as defined in the prefunded warrant agreement (the “Prefunded Warrant Agreement”)), until all of the Prefunded Warrants are exercised in full. The exercise of the Warrants is subject to beneficial ownership limitations.

Pursuant to the Securities Purchase Agreement, the Company is obligated to hold a special stockholders’ meeting no later than 60 days following the date of the Securities Purchase Agreement to solicit the approval of the issuance of the shares of common stock, Warrants and the shares of common stock underlying the Warrants in compliance with the rules of the Nasdaq Stock Market (the “Stockholder Approval”). Pursuant to the Purchase Warrant Agreement, in the event the Stockholder Approval has not occurred on or prior to the six month anniversary of the initial exercise date (the “Initial Exercise Date”), at any time during the period beginning on the six month anniversary of the Initial Exercise Date and ending on the Expiration Date, the holder of the Purchase Warrant (the “Holder”) may deliver one or more written notices (each, an “Holder Optional Redemption Notice”) to the Company indicating that the Holder is electing to require the redemption (each, a “Holder Optional Redemption”), in cash, of up to such portion of the Purchase Warrant as set forth in the Purchase Warrant Agreement (each, a “Holder Optional Redemption Warrant Amount”). Upon receipt of a Holder Optional Redemption Notice, the Company shall promptly, but in any event within one (1) business day of receipt of such notice, pay an aggregate cash amount (each, a “Holder Optional Redemption Price”) as set forth in the Purchase Warrant Agreement. Upon the Holder’s receipt of the Holder Optional Redemption Price with respect to a Holder Optional Redemption, the applicable Holder Optional Redemption Warrant Amount of the Purchase Warrant with respect thereto shall be redeemed by the Company and cancelled and any remaining portion of the Purchase Warrant shall remain in full force and effect in accordance herewith.

Pursuant to the Purchase Warrant Agreement, no adjustments (the “Adjustments”) set forth in Section 2(b) or Sections 2(d)-2(h) of the Purchase Warrant Agreement shall cause the exercise price to be less than $2.26 per share (the “Exercise Floor Price”). Notwithstanding the foregoing, after the Company shall have obtained the Stockholder Approval, the Adjustments may cause the Exercise Floor Price to be less than $2.26.

Accordingly, the Board of Directors has called this Special Meeting to comply with the term of the Securities Purchase Agreement and Purchase Warrant Agreement to seek approval of the PIPE Offering, which would result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE NASDAQ PROPOSAL.

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PROPOSAL 2

ADJOURNMENT PROPOSAL

General

The Adjournment Proposal, if adopted, will allow the Board of Directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board of Directors may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February 10, 2023, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to us to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors (iii) each of our principal executive officer and our two other executive officers who were serving as of December 31, 2021, and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each shareholder’s address is c/o Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431.

The percentages below are calculated based on 5,544,409 shares of common stock and 9,281,809 shares of Series C Stock issued and outstanding as of February 10, 2023.

Name of Beneficial Owner	Common Stock		Percentage of Common Stock	Series C Preferred Stock		Percentage of Series C Stock	Combined Voting Power
Executive Officers and Directors:
Darren Marks	23,721	(1)	*	–		–	9.4%	(9)
Melvin Leiner	596	(2)	*	–		–	*
Jason Williams	323		*	–		–	*
Robert Stevens	261	(3)	*	–		–	*
Norman Rosenthal	305	(4)	*	–		–	*
Dr. Thomas J. Rutherford	2,568		*	–		–	*
All officers and directors as a group (6 persons)	27,774	(5)	*	–		–	9.4%	(10)

5% or Greater Holders:
Denis J. Kerasotes 31 Fairview Lane Springfield, Illinois 62711	**		**	3,816,105	(11)	41.1%	–

Condor Equities, LLC (6) 2535 Webb Girth Road Gainesville, Georgia 30507	**		**	3,131,300	(11)	33.7%	–

Section 3 Developments (7) 2415 Alta Monte Drive Cedar Park, Texas 78613	*		*	520,000	(11)	5.6%	–

Eileen F. Kerasotes Family Trust (8) 4747 County Road 501 Bayfield, CO 81122	*		*	472,420	(11)	5.1%	–

______________

*	Less than 1%
**	Less than 5%

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(1) Represents 23,721 shares of common stock held by Family Tys, LLC (“Family Tys”), of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power. Does not include an aggregate of (i) 9,281,809 shares of Series C Stock (with 0.0521 votes per share, or 483,426 votes in the aggregate) and (ii) 58,097 shares, for which Mr. Marks has a voting proxy until May 20, 2023.

(2) Represents 596 shares of common stock held by 4 Life LLC (“4 Life”), of which Mr. Leiner is the managing member and over which Mr. Leiner has voting and dispositive power. On April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Executive Vice President, Chief Operating Officer and Director.

(3) Represents shares held by Thistle Investments, LLC, of which Mr. Stevens is managing member and over which Mr. Stevens has sole voting and dispositive power.

(4) Represents shares held by Tempest Systems, Inc., of which Mr. Rosenthal is Chief Executive Officer and over which Mr. Rosenthal has sole voting and dispositive power.

(5) Does not include an aggregate of (i) 9,281,809 shares of Series C Stock (with 0.0521 votes per share, or 483,426 votes in the aggregate), and (ii) 58,097 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2023.

(6) Dale Nabb, manager of Condor Equities, LLC (“Condor”), has sole voting and dispositive power of the shares held by Condor.

(7) Michael Tapajna, Chief Executive Officer of Section 3 Developments, Inc. (“Section 3”), has sole voting and dispositive power of the shares held by Section 3.

(8) John G. Kerasotes, as trustee of the Eileen F. Kerasotes Trust, has sole voting and dispositive power over the shares held by such Trust.

(9) Based upon (i) 23,721 shares of common stock held by Family Tys of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power and (ii) the voting rights to an aggregate of (A) 58,097 shares of common stock held by certain holders of our Series C Stock, and (B) 9,281,809 shares of Series C Stock, having the right to 0.0521 votes for each share of Series B Stock for which Mr. Marks has a voting proxy until May 20, 2023.

(10) Includes 9,281,809 shares of Series C Stock (with 0.0521 votes per share, or 483,426 votes in the aggregate).

(11) Darren Marks, our Chief Executive Officer, President and one of our directors has the voting rights to such shares of Series C Stock and common stock until May 20, 2023, pursuant to voting proxies from such shareholders.

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WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is http://www.gromsocial.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, within one business day of receipt of such request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests should be directed to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number.

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROXY STATEMENT, PLEASE CONTACT:

Grom Social Enterprises, Inc.

2060 NW Boca Raton Blvd. Suite #6

Boca Raton, Florida 33431

(561) 287-5776

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Darren Marks
Darren Marks Chairman and Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GROM2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97757-S62654

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GROM SOCIAL ENTERPRISES, INC.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholders. **If no direction is made, this proxy will be voted FOR items 1 and 2.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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D97758-S62654

GROM SOCIAL ENTERPRISES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
March 27, 2023

The stockholders hereby appoint Jason Williams and Darren Marks, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Grom Social Enterprises, Inc. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 PM, Eastern Time on March 27, 2023, virtually at www.virtualshareholdermeeting.com/GROM2023SM, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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